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                                                                Exhibit 99.2


                            SOLUTIA EUROPE SA/NV
                   AGREEMENT OF UNDERSTANDING AND WAIVERS

This AGREEMENT OF UNDERSTANDING AND WAIVERS (this "AGREEMENT" or the "AGREEMENT OF UNDERSTANDING") is dated as of 9 November 2004 and entered into by and among Solutia Europe SA/NV, a societe anonyme/naamloze vennootschap (limited liability company) organized under the laws of Belgium and registered in the Legal Entities Register under number 0460.474.440 (the "ISSUER") and the Noteholders of the Notes party hereto (individually, a consenting Noteholder and collectively the "CONSENTING NOTEHOLDERS") and is made with reference to, among other things, that certain Fiscal Agency Agreement (the "FISCAL AGENCY AGREEMENT") dated 11 February 2004 and entered into by and among the Issuer, Kredietbank S.A. Luxembourgeoise, as fiscal agent and paying agent (the "FISCAL AGENT") and KBC Bank NV as principal paying agent (the "PRINCIPAL PAYING AGENT"), the Notes referred to herein, that certain Collateral Agency Agreement referred to herein (the "COLLATERAL AGENCY AGREEMENT") dated 11 February 2004 and entered into by and among the Issuer, the Subsidiary Guarantors (as defined herein), the Collateral Agent appointed pursuant thereto (the "COLLATERAL AGENT") and the Noteholders party thereto and Amendment No. 1 to the Fiscal Agency Agreement and Terms and Conditions of Notes (the "AMENDMENT") dated 9 November 2004 and entered into by and among the Issuer, the Fiscal Agent, the Principal Paying Agent and the Collateral Agent, a copy of which is attached hereto as EXHIBIT A. Capitalized terms used herein but not otherwise defined herein shall have the meaning set forth in the terms and conditions of the Notes, as amended by the Amendment (the "TERMS AND CONDITIONS OF NOTES").

                                I. RECITALS

WHEREAS, on 11 February 2000, the Issuer agreed to issue euro 200,000,000
6.25 percent Notes due 2005 (the "ORIGINAL NOTES") pursuant to a subscription agreement dated 11 February 2000, and the Paying Agents, subject to the terms and conditions set forth in a fiscal agency agreement dated 11 February 2000, agreed to act as the fiscal agent, paying agent and principal paying agent in respect of the Original Notes.

WHEREAS, the Issuer agreed to amend and restate the Original Notes as euro 200,000,000 10.00 percent Notes due 2008 together with the Terms and Conditions of Notes annexed thereto and incorporated by reference therein in accordance with a meeting of the holders of the Original Notes held on 29 January 2004 pursuant to article 568 of the Belgian Companies Code.

WHEREAS, in accordance with Clause 13 and Schedule 5 to the Fiscal Agency Agreement and at the direction of the Issuer, a meeting of the holders of the Notes was held at the offices of Allen & Overy LLP at Tervurenlaan 268A, 1150 Brussels, Belgium on 8 November 2004, in accordance with article 568 of the Belgian Company Code (the "THIRD NOTEHOLDERS' MEETING") to consider the resolutions set forth in the convening notice (the "THIRD NOTEHOLDERS' MEETING NOTICE") sent and published by or on behalf of the Issuer.

WHEREAS, a quorum of two or more persons holding or representing at least 50 percent of the aggregate principal amount of the Notes Outstanding was present at the Third Noteholders' Meeting, and holders holding or representing at least 75 percent of the aggregate principal



                                     1            Agreement of Understanding

amount of the Notes Outstanding present or represented at the Third Noteholders' Meeting agreed at the Third Noteholders' Meeting to adopt the resolutions set forth in the minutes of the Third Noteholders' Meeting attached as EXHIBIT B hereto (the "THIRD NOTEHOLDERS' MEETING MINUTES") and, subject to the provisions set forth in the Third Noteholders' Meeting Minutes, to consummate the transactions contemplated by the Amendment, including, without limitation, the amendments providing for the Pharma Sale and the application of at least 95 per cent of the Net Cash Proceeds thereof to redeem the Notes, all as more specifically set forth therein.

WHEREAS, the Issuer, the Requisite Noteholders and the Collateral Agent have approved forms of release, amendment and termination agreements to be executed upon the satisfaction of the conditions set forth in Section 8(c)(D)(1) of the Terms and Conditions of Notes, attached hereto as ATTACHMENTS 2 THROUGH 12 and have approved the form of amendments and waivers to be executed upon the satisfaction of the conditions set forth in
Section 8(c)(D)(2) of the Terms and Conditions of Notes, attached hereto as ATTACHMENTS 13 AND 14.

WHEREAS, the Board of Directors of the Issuer has approved on behalf of the Issuer the resolutions approved by the Third Noteholders' Meeting and the consummation of the transactions contemplated by the resolutions approved by the Third Noteholders' Meeting and the Amendment.

WHEREAS, the Issuer will submit the Dutch and French versions of the resolutions of the Third Noteholders' Meeting to the registry of the commercial court for publication in the Belgian Official Gazette (such notice the "ISSUER PUBLICATION NOTICE") and cause the resolutions of the Third Noteholders' Meeting to be published in accordance with the laws of Belgium.

WHEREAS, the Consenting Noteholders hereby instruct and direct the Committee to undertake the actions contemplated by the resolutions approved by the Third Noteholders' Meeting and the Agreement.

NOW, THEREFORE, for due and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                            II. GENERAL MATTERS

1. The Issuer hereby agrees to take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents contemplated by, or reasonably requested by the Collateral Agent or the Committee in order to effectuate the terms of the Amendment and this Agreement.

2. The Issuer agrees to take all action necessary or desirable to maintain the listing of the Notes with the Luxembourg Stock Exchange.

3. The Consenting Noteholders hereby confirm that all conditions precedent set forth in item 12 of the Third Noteholders' Meeting Notice have been satisfied or waived by the Committee.


                                     2              Agreement of Understanding

4. The Consenting Noteholders hereby confirm that the release and termination documentation in substantially the forms annexed hereto as ATTACHMENTS 1 THROUGH 14 are satisfactory, and the Committee hereby confirms the same.

5. The Consenting Noteholders hereby instruct and direct the Committee to undertake the actions contemplated by the Third Noteholders' Meeting Minutes, the Amendment and this Agreement.

                   III. CERTAIN CONDITIONS AND COVENANTS

1. The Issuer covenants to perform the following obligations on or prior to the dates specified herein:

(a) Supplement to the Offering Circular. The Issuer shall prepare and
    -----------------------------------
promptly file with the Luxembourg Stock Exchange a Supplement to the Offering Circular dated 11 February 2000, as supplemented by the Supplement dated 11 March, 2004.

(b) Publication Notice. As soon as practicable after the date of the
    ------------------
execution of the Amendment, but in any event on or prior to the date which is three weeks after the date of execution of this Agreement (or such later date approved by the Committee) the Issuer shall prepare the Issuer Publication Notice and submit it to the registry of the commercial court for publication in the Belgian Official Gazette. The Issuer agrees to use reasonable best efforts to have the Issuer Publication Notice published in the Belgian Official Gazette within a reasonable period following the date of submission to the registry of the commercial court, and will promptly inform the Committee or its counsel of such publication in the Belgian Official Gazette.

(c) Payment of Fees. The Issuer shall promptly pay all reasonable fees,
    ---------------
costs and expenses of the Committee and their U.S., Swiss and Belgian counsel, accountants, advisors and consultants and pay all translation and publication costs for the Issuer Publication Notice.

(d) Opinions. As soon as practicable after the date hereof, but in any event
    --------
prior to the date which is one week after the date of the execution of the Amendment (or such later date approved by the Committee), the Issuer shall cause to be delivered (A) an opinion of Gibson, Dunn & Crutcher LLP, United States counsel to the Credit Parties, in a form agreed upon by the Committee and (B) an opinion of Allen & Overy LLP, Belgium counsel to the Credit Parties, in a form agreed upon by the Committee.

(e) SEC Filings. As soon as practicable after the date of the execution of
    -----------
the Amendment, but in any event prior to the date which is one week after the date of the execution of the Amendment (or such later date approved by the Committee), the Issuer shall cause to be delivered a copy of the Parent's Form 8-K as filed with the SEC which includes a general description of the Pharma Sale, the Third Noteholders' Meeting and the transactions contemplated thereby and by the Amendment and attaching thereto the Amendment, in form and substance reasonably acceptable to the Committee. If the Credit Parties undertake the Pharma Sale or terminate their efforts to consummate the Pharma Sale, the Issuer shall, at the request of any member of the Committee, cause to be delivered, as soon as practicable after such request, a


                                     3              Agreement of Understanding

copy of the Parent's Form 8-K as filed with the SEC which includes such matters as may be mutually agreed upon by the Issuer and the Committee.

(f) Approvals. The Issuer shall cause to be delivered all consents,
    ---------
authorizations and approvals of, and filings and registrations with any Governmental Authority or other Person required in connection with the transactions contemplated by this Agreement and the Amendment and the consummation of the transactions contemplated hereby and thereby.

(g) Proceedings; Receipt of Documents. All proceedings in connection with
    ---------------------------------
the other transactions contemplated by this Agreement and the Amendment, and all documents incidental hereto and thereto, shall be satisfactory to the Committee and its counsel in accordance with the decisions of the Third Noteholders' Meeting, and the Committee and such counsel shall have received all such information and such counterpart originals or certified or other copies of such documents as the Committee or such counsel may reasonably request; provided, however, that it is understood that this clause (g) does not contemplate that the Committee will review or approve any of the definitive documentation of the Pharma Sale itself.

All deliveries set forth above shall be satisfactory to the Committee and its counsel in accordance with the decisions of the Third Noteholders' Meeting and, to the extent applicable, the Collateral Agent. The Committee shall have the right to waive any requirement set forth herein.

2. The Committee covenants to perform the following obligation on or prior to the date specified herein:

(a) CPFilms Inventory Threshold. As soon as practicable after the date
    ---------------------------
hereof, the Committee shall instruct the Collateral Agent to amend the security transfer agreement dated 4th March 2004 and entered into between CPFilms Germany as transferor and KBC Bank NV as transferee (the "SECURITY TRANSFER AGREEMENT") to delete section 13(a) thereto in its entirety and to substitute the following:

              "(a) to inform the Transferee promptly (unverzuglich) of any subsequent changes which impacts negatively on the average aggregate monthly value of the Security Assets, provided that such change of the average aggregate monthly value of the Security Assets exceeds Euro 350,000, with respect to the total number of Security Assets, excluding values attributed to exchange risks and depreciation of the Security Assets."

                     IV. REPRESENTATIONS AND WARRANTIES

         The Issuer represents and warrants to the Collateral Agent, the Committee and each Noteholder as of the date hereof as follows: (i) this Agreement and the Amendment have been duly authorized, executed and delivered by the Issuer and constitute legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similarly laws affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), (ii), the execution, delivery and performance by the Issuer of this Agreement and the Amendment, do not and will not contravene its charter or by-laws, or other organizational


                                     4              Agreement of Understanding

documents, as applicable, or any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, and do not and will not result in or require the creation of any Lien upon or with respect to any of its properties, and do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, (iii) no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by the Issuer of this Agreement or the Amendment,
(iv) after giving effect to the Amendment and the transactions contemplated thereby, no Default or Event of Default has occurred which is continuing, and (v) after giving effect to the Amendment and the transactions contemplated thereby, each of the representations made by each Credit Party in each Credit Document is true and correct in all material respects (or, to the extent that such representation specifically relates to an earlier date, such representation was true, correct and complete in all material respects on and as of such earlier date).

                                 V. WAIVERS

         The Committee, on behalf of the Consenting Noteholders constituting sufficient numbers to be deemed Requisite Noteholders, hereby agree to the following waivers:

(a) Antwerp. The Issuer shall be deemed to have satisfied the requirements
    -------
of Section 13.8(b) of the Mortgage Mandate (hypothecaire volmacht) dated 11 February 2004 made by the Issuer in favor of the Collateral Agent (the "MORTGAGE MANDATE") which requires the Issuer to use its best efforts to obtain the consent of the Gemeentelijk Havenbedrijf (the "Port Authority", i.e. the public authority responsible for the management of the Antwerp port) to the Mortgage Mandate and to the granting of a mortgage in relation to the Antwerp Property, it being understood that the Issuer shall have no further obligation with respect to the actions contemplated thereby.

(b) Issuer Capital Stock. Any past or future breach, Default or Event of
    --------------------
Default arising under Section 9(f) of the Terms and Conditions of Notes relating to the grant and creation of a legal, valid and enforceable security interest in the Capital Stock owned by the Issuer in itself or any failure to disclose such Lien pursuant to any Credit Document is hereby waived.

(c) Attempt to Sell Capital Stock of Amcis or Carbogen. In no event shall
    --------------------------------------------------
any attempt by the Issuer or any other Credit Party to market, sell or otherwise dispose of the Capital Stock of Amcis or Carbogen constitute a breach under Section 5.4(d) of the Share Pledge Agreements dated 11 February 2004 made by the Issuer in favor of the Collateral Agent providing for the pledge by the Issuer of the Capital Stock of Amcis and Carbogen (the "SWISS PLEDGE AGREEMENTS") or constitute an Event of Default hereunder, and any past breach, Default or Event of Default relating to the marketing of or preparing to sell the Capital Stock of Amcis or Carbogen is hereby waived.

(d) CPFilms Germany Inventory Threshold. Any past breach, Default or Event
    -----------------------------------
of Default arising relating to CPFilms Germany's failure to comply with section 13(a) of the Security Transfer Agreement is hereby waived.



                                     5              Agreement of Understanding

(e) Carbogen Patents. Any past breach, Default or Event of Default relating to the issuing of any patents in the name of Solutia that should have been issued in the name of Carbogen is hereby waived.

                             VI. MISCELLANEOUS

1. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

2. SUCCESSORS AND ASSIGNS. This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors, assigns, heirs, executors, administrators and representatives; provided, however, that the rights and obligations of the Issuer may not be assigned without the written consent of all other Parties.

3. COUNTERPARTS; EFFECTIVENESS. This Agreement and the Amendment may be executed in any number of counterparts and by different parties hereto and thereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become effective upon the execution of a counterpart hereof by each party hereto. The Amendment shall become effective after the publication of the Issuer Publication Notice in the Belgian Official Gazette and upon the execution of a counterpart thereof by each party thereto.

4. SEVERABILITY. In case any provision in or obligation under this Agreement or the Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. In case of any such illegality, invalidity or unenforceability, the parties shall negotiate in good faith with a view to agree on the replacement of such provision by a provision which is legal, valid and enforceable and which is to the extent practicable in accordance with the intents and purposes of this Agreement and the Amendment and which in economic effect comes as close as practicable to the provision being replaced.

5. ENGLISH LANGUAGE. This Agreement and the Amendment are executed in English only, and no translation hereof and thereof shall be binding on the parties hereto or consulted in order to interpret this Agreement or the Amendment.

6. GOVERNING LAW.

         THIS AGREEMENT AND THE AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE


                                     6              Agreement of Understanding

         STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

7. ACKNOWLEDGEMENT. The parties hereto agree that Allen & Overy LLP, Lawfort and their respective partners and other lawyers shall have no liability or responsibility whatsoever in connection with the translation of the Third Noteholders' Meeting Minutes, including the Amendment.







                                     7              Agreement of Understanding

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officers as of the date first above written.

                                       SOLUTIA EUROPE SA/NV

                                       By: /s/ Kristel Deroover
                                          -------------------------------------
                                       Title: Proxy Holder
                                              ---------------------------------








By execution below, the Noteholders identified below consent to this Agreement and the transactions contemplated hereby:



                              DB DISTRESSED OPPORTUNITIES FUND, L.P.
                              DB DISTRESSED OPPORTUNITIES FUND, LTD.
                              SPHINX DISTRESSED FUND SPC
                              SOUTH DAKOTA INVESTMENT COUNCIL
                              HFR ASSET MANAGEMENT, LLC
                              LIGHTHOUSE MULTI-STRATEGY MASTER FUND, L.P.
                              THE OPPORTUNITY FUND LLC
                              POST TOTAL RETURN FUND, L.P.
                              POST HIGH YIELD, L.P.
                              POST BALANCED FUND, L.P.
                              POST OPPORTUNITY FUND, L.P.
                              MW POST PORTFOLIO FUND LTD.
                              MW POST OPPORTUNITY OFFSHORE FUND, LTD.
                              MW POST LONG/SHORT OPPORTUNITY FUND, LTD.
                              GUGGENHEIM PORTFOLIO COMPANY XXX, LLC
                              MW POST TRADITIONAL HIGH YIELD FUND, L.P.



                              By:  POST ADVISORY GROUP, LLC



                              By:  /s/ Lawrence A. Post
                                  -------------------------------------
                                  Lawrence A. Post
                                  Title: Chief Executive Officer





                               FARALLON CAPITAL INSTITUTIONAL PARTNERS III, L.P. FARALLON CAPITAL INSTITUTIONAL PARTNERS II, L.P. FARALLON CAPITAL PARTNERS, L.P.
                               TINICUM PARTNERS, L.P.
                               FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P.


                               By: FARALLON PARTNERS, L.L.C.



                               By:  /s/ Meridee Moore
                                   ------------------------------------
                                   Meridee Moore
                                   Title: Attorney in Fact




                               FARALLON CAPITAL OFFSHORE INVESTORS, INC.


                               By: FARALLON CAPITAL MANAGEMENT, L.L.C.



                               By:  /s/ Meridee Moore
                                   ------------------------------------
                                   Meridee Moore
                                   Title: Attorney in Fact



                               WATERSHED CAPITAL PARTNERS, L.P.
                               WATERSHED CAPITAL INSTITUTIONAL PARTNERS, L.P.


                               By:  WS PARTNERS, L.L.C.



                               By:  /s/ Meridee Moore
                                   ------------------------------------
                                   Meridee Moore
                                   Title: Senior Managing Member


                               WATERSHED CAPITAL PARTNERS (OFFSHORE), LTD.


                               By: WATERSHED ASSET MANAGEMENT, L.L.C.



                               By:  /s/ Meridee Moore
                                   ------------------------------------
                                   Meridee Moore
                                   Title: Senior Managing Member



                               CASPIAN CAPITAL PARTNERS, L.P.
                               MARINER OPPORTUNITIES FUND, LP
                               MARINER LDC


                               By:  MARINER INVESTMENT GROUP, INC.



                               By:  /s/ Peter O'Rourke
                                   ------------------------------------
                                   Peter O'Rourke
                                   Title: General Counsel and Assistant
                                          Secretary


                               TRILOGY PORTFOLIO COMPANY LLC


                               By: TRILOGY CAPITAL, LLC



                               By:  /s/ Jonathan Rosenstein
                                   ------------------------------------
                                   Jonathan Rosenstein
                                   Title: Managing Member